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                                                             Exhibit 10(c)(viii)

                                      LEASE

      THIS INDENTURE OF LEASE made this first day of January, 1998 by and between Robert A. Finlayson (hereinafter with his successors and assigns called the "Landlord"), and American Science and Engineering, Inc. (hereinafter with its successors and permitted assigns called the "Tenant").

                                   WITNESSETH:

                                    ARTICLE I

                  Fundamental Lease Provisions and Definitions

      Section 1. Fundamental Lease Provisions. This Article I is an integral part of this lease and all of the terms hereof are incorporated into this lease. In addition to the other provisions which are elsewhere defined in this lease, the following capitalized terms shall have the meanings set forth in this Article, except as otherwise provided herein.

      (a)   Tenant's Gross Leasable Area: 12,686 square feet

      (b)   Gross Leasable Area of the Building: 34,827 square feet

      (c)   Term: Five (5) years

      (d) Fixed Minimum Rent: $6.00 a square foot or $6,343.00 per month due on the first day of the month

      (e) Tenant's Initial Pro Rata Share of Operating Costs and Real Estate Tax Impositions: $934.56 per month for real estate taxes, plus Tenant's pro-rata share of cost of insurance, snow plowing and maintenance

      (f) Permitted Use: Warehouse and distribution, light manufacturing, testing, assembly, and ancillary offices

      (g)   Security Deposit: $6,343.00

      (h)   Landlord's Mailing Address: P.O. Box 999, Andover, MA 01810

      (i)   Tenant's Mailing Address: 829 Middlesex Turnpike, Billerica MA 01821

      Section 2. Exhibits. The exhibits listed in this Section and attached to this lease are hereby incorporated in and made a part of this lease.

            Exhibit A Site Plan Showing Tenant's Premises

            Exhibit B OMIT

      Section 3. Additional Definitions. As used in this lease and all agreements supplemental to this lease, the following terms shall have the meanings set forth below:

      (a) Additional Rent: The charges and expenses specifically designated as Additional Rent in this lease, including Tenant's Pro-Rata Share of Operating Costs and Impositions.

      (b) Common Areas: All portions of the Building, whether owned or ground leased by Landlord or made available by other owners or ground lessors of parcels within the Building, by lease, easement agreement or otherwise, which have, at the time in question, been designated and improved for common use by or for the benefit of more than one (1) Occupant of the Building, but excluding all portions of the Building which are used or designated to be used by one (1) Occupant. Any portion of the Building so included within Common Areas shall be excluded therefrom when designated by Landlord for a non-common use and any portion thereof not heretofore included within Common areas shall be included when so designated and improved for common use.

      (c) Commencement Date: The date upon which the rental term shall commence. Said date is January 15, 1998

      (d) Execution Date: The date upon which this lease is signed and upon which, the first month's rent and security deposit is due.

      (e) Gross Leasable Area: The actual number of square feet of floor space of premises occupied exclusively by any tenant or other Occupant of the Building, measured to the exterior faces of exterior walls and to the center lines of walls dividing tenants' premises, or to lease lines established by Landlord.

      (f) Impositions: Impositions will be paid over the largest period allowed by law. All impositions, taxes, assessments (special or otherwise), water and sewer rents and other governmental levies and charges, ordinary and extraordinary, foreseen, and substitutes therefor, including all taxes whatsoever (except any inheritance, estate, succession, transfer or gift tax imposed upon Landlord or any income tax specifically payable by Landlord as a separate tax paying entity without regard to Landlord's income source as arising from or out of the Building), attributable in any manner to the Building, or any charge or other payment required to be paid to any governmental authority, which may be abated whether or not any of the foregoing shall be so-called "real estate tax". Notwithstanding anything contained herein to the contrary, the Landlord hereby


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warrants and represents that the only impositions, either present or future, that they have any knowledge of are water and sewer charges and real estate taxes.

      (g) Landlord's Work: NONE

      (h) Movable Trade Fixtures: Equipment and furnishings affixed to the Demised Premises which are removable from the demised premises without damage thereto, reasonable wear and tear excepted, not, however, in any event including floor coverings, ceilings, plumbing, electrical or lighting systems, fixtures or equipment and heating, ventilation or air conditioning ("HVAC") systems, fixtures and equipment.

      (i) Occupant: Any person, corporation or other entity (including, without limitation, the Tenant) who occupies any portion of or conducts any business (whether or not a retail business) in the Building, whether as a tenant or licensee, or a Concessionaire of a tenant or licensee, or as a fee owner; provided, however, that Landlord (and/or its designees) shall be deemed not to be an "Occupant", except to the extent, if any, that Landlord (or any such designee) is then conducting business in the Building.

      (j) Operating Costs: All costs and expenses of every kind and nature paid or incurred by Landlord or its designees in connection with the maintenance of all Insurance (including, but not limited to fire, broad form extended coverage, rent, war risk, liability, products liability, flood, etc.) carried by and in the discretion of Landlord or its designees covering the Building, buildings and improvements and the Common Areas, if any; and impositions defined above, along with cost of snow plowing and general maintenance. Landlord represents there are no other "operating costs" as defined above.

      (k) Tenant's Pro Rata Share: A fraction, the numerator of which is the Tenant's Gross Leasable Area and the denominator of which is the Gross Leasable Area.

                                   ARTICLE II

                         Premises, Term and Commencement

      Section 1. Description of Demised Premises. Landlord hereby warrants and represents that they are the owner of the premises in fee simple and that no covenant or restriction prohibits Landlord's leasing of the demised premises to the Tenant. Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord, subject to the terms and provisions set forth herein, certain premises hereinafter called the demised premises, consisting of the Tenant's Gross Leasable Area; said demised premises being located as shown on the plan marked Exhibit A annexed hereto and made a part hereof and said Building being located substantially as shown on said Exhibit A, together with the non-exclusive right to use in common with others lawfully entitled thereto for access and egress and parking, the sidewalks, parking areas, driveways, loading and service areas and other Common Areas of the Building as the same may exist from time to time, expressly


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reserving to the Landlord the right to alter, change, relocate and remove such common facilities from time to time and including the right to change the size, type and shape of the Building provided that the exercise of such rights shall not unreasonably interfere with Tenant's use of the demised premises.

      Section 2. Exceptions. The demised premises are leased subject to existing encumbrances of record, if any, and subject to the reservation to the Landlord of the roof and exterior walls of the demised premises and the Building, and the Landlord reserves the right (without thereby assuming the obligation) to install, maintain, use, repair and replace all pipes, ducts, wires, meters, utility lines and other equipment which now are or hereafter may be, in the judgment of the Landlord, required to be in the demised premises or the Building. **

      Section 3. Term. TO HAVE AND TO HOLD the demises premises for the Term, except that if the Commencement Date is not the first day of a month then the Term shall expire on the last day of the month the Term would otherwise end unless sooner terminated as hereinafter provided.

                                   ARTICLE III

                                 Rent Provisions

      Section 1. Rent. The rental reserved to Landlord during the Term, which Tenant covenants and agrees to pay herein provided, without prior demand therefor and without any deduction or offset whatsoever, except as otherwise provided herein, shall consist of Fixed Minimum Rent and Additional Rent hereinafter collectively referred to as "Rent".

      Section 2. Fixed Minimum Rent. The Fixed Minimum Rent shall be payable by Tenant annually in twelve equal monthly installments in advance on the first day of each month of each year, except that the first monthly installment of Fixed Minimum Rent shall be paid on the Execution Date. If the Execution Date is other than the first day of a calendar month or if the Termination Date is other than the last day of a calendar month, then the Rent for such fractional month shall be on a per diem basis calculated on the basis of a thirty (30) day month. In addition, Tenant shall pay monthly with the fixed minimum rent the sum of $934.56 per month for real estate taxes plus the pro rata share of any increase in the taxes.

      Section 3. Operating Costs and Impositions. Tenant agrees to pay as Additional Rent Tenant's Pro Rata Share of Operating Costs and Tenant's Pro Rata Share of Impositions for each year, or portion thereof. Tenants pro rata share of such charges shall be 36.5%.

      Landlord shall notify Tenant from time to time of the amount which Landlord estimates will be the amount of Tenant's Pro Rata share of Operating Costs and Impositions for each year; and Tenant shall pay such amount in equal monthly


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installments in advance on or before the first day of each month. Within a reasonable period of time following the end of each year, Landlord shall submit to Tenant a statement showing the Operating Costs and Impositions to be paid by Tenant with respect to such year, the amount thereof theretofore paid by Tenant, and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Each statement shall be final and conclusive between the parties, their successors and assigns, as to the matters set forth therein if no objection is raised with respect thereto within sixty (60) days after submission of each such statement to Tenant. Notwithstanding the foregoing, Landlord may require Tenant to pay Tenant's Pro Rata Share of Impositions and/or Operating Costs in lump sum payments or in other than monthly installments in the case of impositions (as defined above) and insurance. Landlord hereby warrants and represents that the cost of insurance for the entire building for the year 1998 is $2381.00

      Section 4. Late Charges. Any payment of Rent or other sum due under this lease received by Landlord more than ten (10) days after notice from Landlord to Tenant that it is due and shall be subject to a late charge computed on the overdue amounts at the rate of two (2%) percent per month, for each month or any fraction thereof, accruing from the due date of such payment to the date of actual receipt of such payment by Landlord.

      Section 5. Payment of Rent. All payments of Rent or other sums due under this lease shall be made payable to Landlord and sent to Landlord's Mailing Address or to such other payee or at such other address as Landlord may designate in writing from time to time. Tenant should have the right to seek abatements for Impositions, at the Tenants cost.

                                   ARTICLE IV

                                  Construction

      Section 1. Exhibit B. The obligations of the parties and the procedure for improvements for the demised premises are set forth in Exhibit B attached hereto and made a part hereof.

      Section 2. Liens, Insurance. (a) Tenant, its contractors, subcontractors, and materialmen hereby waive and release any and all liens, intention to file liens and rights of liens now existing or that may hereafter arise with respect to the demised premises or the Building. Tenant shall, at its own expense, cause any liens filed by Tenant's contractors, subcontractors or materialmen to be bonded over or discharged of record within thirty (30) days after notice to Tenant of the filing thereof, or sooner, provided Tenant has notice thereof, if required to prevent a default in any mortgage, lease or other agreement affecting the Building. If Tenant fails to discharge or bond over any lien, Landlord shall have the right to discharge any such lien by payment or otherwise, and Tenant shall reimburse Landlord therefor and for all costs and expenses as Additional Rent.


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

      (b) Tenant shall obtain and deliver to Landlord comprehensive general liability insurance in the amounts of the Public Liability Insurance Limits, all builder's risk insurance covering Landlord and any compensation insurance affording applicable statutory coverage and containing statutory limits, and coverage B. Employer's Liability with at least $500,000 limit. Public Liability Insurance Limits = $500,000.00

      (c) Any work performed by Tenant shall be done in accordance with all applicable law insurance requirements, and mechanic lien laws and with Landlord's writen concent pursuant to Article VI, Section 3.

                                    ARTICLE V

                          Covenants and Use of Premises

      Section 1. Covenants. Tenant covenants and agrees as follows:

      (a) To pay when due the Rent at the times and in the manner set forth herein.

      (b) To procure any licenses and permits required for any use to be made of the demised premises by Tenant.

      (c) To pay promptly when due the entire cost of any work to the demised premises undertaken by Tenant so that the demised premises shall at all times be free of liens for labor and materials.

      (d) To permit Landlord and its agents to examine the demised premises at reasonable times and reasonable notice and to show the demised premises to prospective purchasers or tenants; to permit Landlord to enter said premises to make such repairs, improvements, alterations or additions thereto as may be deemed necessary or desirable by Landlord.

      (e) To pay when due any and all State, Federal or local taxes based upon Tenant's use or occupation of the demised premises or pertaining to Tenant's personal property or resulting from any alteration, additions or improvements made by Tenant to the demised premises.

      (f) To comply with all laws, orders and regulations of any governmental authorities pertaining to the Tenant's unique and specific use and occupation of the demised premises.

      (g) To refrain from taking any action or failing to act in such a manner that will cause any increase in the fire insurance rates pertaining to the demised premises and to comply with any rules, regulations, or recommendations of the National Board of Fire Underwriters, any rating bureau, or any similar association performing such function and failing same, to pay to Landlord any increase in premiums resulting therefrom.


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

      (h) To keep the demised premises adequately heated for the protection of the plumbing and sprinkler system therein.

      (i) To permit no waste with respect to the demised premises.

      Section 2. Permitted Use. The Tenant shall have the right to use the demised premises for the Permitted Use and ancillary uses related to the Permitted Use and for no other purposes whatsoever without Landlord's prior written consent which will not be unreasonably withheld or delayed. Tenant must obtain all necessary municipal approvals for each activity conducted on the demised premises.

      Section 3. Operating Covenants. Tenant further agrees to conform to the following provisions during Term, unless Landlord shall otherwise consent in writing.

      (a) Tenant shall always conduct its operations in the demised premises under its corporate or trade name.

      (b) Tenant shall not permit any auction, fire, going-out-of-business, or bankruptcy sales to be conducted within the demised premises, or utilize any unfair or unethical business practice;

      (c) Tenant shall, at its own cost and expenses, be responsible for the prompt removal of all trash, refuse, and the like, from the demised premises including the doorway and shall insure that same be kept in covered containers at all times; and this covenant and obligation shall also apply to keeping the parking lot and general area of the building neat and free from trash.

      (d) Tenant shall receive and deliver goods and merchandise only in the manner, at such times, and in such areas, as may reasonably be designated by Landlord from time to time nor unreasonably obstruct or block any common loading or service area;

      (e) Tenant shall not permit nor cause any offensive odors or loud noise (including, but without limitation, the use of loudspeakers) to emanate from the demised premises, nor shall Tenant constitute a nuisance or menace to any other occupant or other persons in the Building;

      (f) Tenant shall not permit its employees, agents and servants to block or park their vehicles on any Common Area, except in such areas designated for employee parking (which may be on land convenient to, but not part of, the Building). The Tenant and its employees will park in the area designated by Landlord;

      (g) Tenant shall be responsible for and assume the cost of snow and ice removal from the sidewalks adjacent to the demised premises.


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                                   ARTICLE VI

                         TENANT'S ENVIRONMENTAL WARRANTY
                          AND INDEMNIFICATION AGREEMENT

      Tenant warrants and represents that any use, storage, treatment, or transportation of Hazardous Substances (as hereinafter defined) which shall occur in or on the Premises during the tenancy will be in compliance with all applicable federal, state and local laws, regulations, and ordinances. Tenant additionally warrants and represents that any release, leak, discharge, spill, disposal, or emission of Hazardous Substance which occurs in, on, or under the Premises during the tenancy shall be the responsibility of the Tenant unless caused by the acts of Landlord, Landlord's agents, employees, contractors or invitees, or other Occupants or their agents, employees, contractors or invitees.

      Tenant agrees to indemnify and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys', consultant, and expert fees) arising during or after the Lease from or in connection with the presence or suspected presence of Hazardous Substances in or on the Premises, arising as a result of acts of Tenant, Tenant's agents, employees, contractors, or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision, unless the Hazardous Substances are present as a result of acts of Landlord, Landlord's agents, employees, contractors, or invitees, or other Occupants or their agents, employees, contractors or invitees. This indemnification shall specifically include any and all costs due to Hazardous Substances which flow, diffuse, migrate, or percolate into, onto, or under the Premises after the Lease Term commences, as a result of acts of Tenant or Tenant's, agents imployees, contractors, or invitees.

      For purposes hereof "Hazardous Substances" shall mean any substance: (a) the presence of which requires notification, investigation or remediation under any applicable federal or state law relating to the injury to, or the protection of, the environment (collectively, "Environmental Laws"); (b) which is or becomes defined as a "hazardous substance", "hazardous waste", "toxic substance", "toxic waste", or words of similar import under any Environmental Laws, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.), the Federal (Water Pollution Control Act (33 U.S.C. section 1251 et seq.), and the Clean Air Act 42 U.S.C. section 7401 et seq.); (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental agency; (d) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; (e)


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without limitation, which contains polychlorinated biphenyls or asbestos or urea formaldehyde foam insulation; or (f) which contains or emits radon gas.

                                   ARTICLE VI

                             Repairs and Alterations

      Section 1. Landlord's Repairs. The Landlord shall, after receipt of written notice from the Tenant, make any necessary repairs to the roof, foundations, structural columns and exterior walls of the demised premises only (exclusive of glass, window frames, windows, doors, door frames, and signs, which repairs shall be made by the Tenant) except where such repairs are required by reason of any act or negligence by the Tenant, its employees, agents, suppliers, contractors, or guests. The Tenant shall promptly after notice from the Landlord repair at its own expense any damage to the roof, foundation, structural columns and exterior walls of the demised premises, caused by any act of negligence by the Tenant, its employees, agents, suppliers, contractors, or guests.

      Section 2. Tenant's Repairs. The Tenant shall keep and maintain the demised premises and all facilities and systems serving the demised premises in a neat, clean, sanitary condition and in good working order and repair and in compliance with all laws, ordinances or regulations of any public authorities having jurisdiction, including, without limitation, all electrical, plumbing, gas, heating, air-conditioning, and sewage facilities within or serving only the demised premises, sprinklers, fixtures and interior walls, floors, ceilings, signs (including exterior signs where permitted) and all interior building appliances and similar equipment and the exterior and the interior portions of all windows, window frames, doors, door frames, and all other glass or plateglass thereon.

      Section 3. Alterations. The Tenant shall obtain Landlord's prior written consent for any alterations, improvements or additions to the demised premises or to the exterior of the demised premises or the store front. All such work shall be made in accordance with all applicable laws and in a good and workmanlike manner and shall not impair the safety of the structure of the Building nor diminish the value of the Building as then constituted.

      Section 4. HVAC. In addition, Tenant shall maintain and repair the HVAC system serving only the demised premises and keep the same in good working order and condition during the Term. It is agreed that Landlord shall present said system to the Tenant in good repair and condition at the commencement of the Term.

                                   ARTICLE VII

                                    Utilities


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      Section 1. The Tenant shall promptly pay for all utility services provided to the demised premises. The Landlord shall not be liable for any interruption of such utility services.

                                  ARTICLE VIII

                             Indemnity and Insurance

      Section 1. Indemnification. Subject to Section 6 of this Article VIII, The Tenant shall save the Landlord (and any party in privity of estate with Landlord) harmless and indemnified from all injury, loss, cost, claims or damage of whatever nature to any person or property in or about the demised premises or the Building arising from any act, omission or negligence of the Tenant or Tenant's agents or invitees of any of the foregoing, including without limitation attorneys fees and the fees and expenses of appeals. Upon request of Landlord, the Tenant shall take over Landlord's defense in any action related to such matter for which Tenant has agreed to indemnify Landlord.

      Section 2. Limitation of Liability. Neither the Landlord nor any agent or employee of the Landlord shall be liable for any damage to the person or property of the Tenant, or of any Concessionaire, or of any employee, customer, licensee, invitee, contractor or supplier, or guest of any of the foregoing, except where such damage is attributable solely to the negligence of the Landlord, its agents or employees in the performance or failure to perform any of the obligations of the Landlord under and pursuant to the terms and provisions of this lease. Without in any way limiting the generality of the foregoing, Landlord, its agents or employees shall not be liable, in any event, for any such damage resulting from (a) the interruption to business or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of said demised premises, or from the pipes, appliances or plumbing or from dampness or any other cause except where such damage is attributable solely to the negligence of the Landlord to comply with its obligations under this Lease; (b) any hidden defect on the demised premises; and/or (c) acts or omissions of persons occupying adjacent premises.

      Section 3. Tenant's Liability Insurance. The Tenant shall maintain, at its own expense, comprehensive public liability insurance in responsible companies qualified to do business in Massachusetts which shall insure the Landlord (as a named, insured party) and any parties designated by Landlord, as well as the Tenant, against all claims for injuries to persons (including death) occurring in or about the demised premises in the minimum amount of the Public Liability Insurance Limits, or such higher amounts of liability insurance coverage as Landlord shall reasonably require from time to time. The Tenant shall furnish the Landlord with certificates for such insurance prior to the commencement of the term hereof and at least ten (10) days prior to the expiration date of any such policies. Each such policy shall be non-cancellable with respect to the Landlord's interest without at least ten (10) days' prior written notice to the Landlord.


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

      Section 4. Tenant's Property Insurance. The Tenant shall, at its own expense, maintain fire and comprehensive casualty insurance with respect to its own fixtures, merchandise, equipment, window glass and glass in doors and other property contained in the demised premises in an amount equal to one hundred (100%) percent of the replacement value thereof and so-called business interruption insurance insuring Landlord against any failure of Tenant to make the rent and additional rental payments due under this lease.

      Section 5. Landlord's Property Insurance. The Landlord shall maintain, at all times during the term of this lease, with respect to the Building, insurance against loss or damage by fire in an amount equal to one hundred percent of the replacement value, the so-called extended coverage casualties, public liability and such other casualties as may be reasonably requested by any institutional lender holding a first mortgage upon the Building.

      Section 6. Waiver of Subrogation. Landlord and Tenant each hereby releases the other from any and all liability or responsibility to the other (or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder, and Landlord and Tenant each hereby agree that it shall cause such a clause or endorsement to be included in its policies, and if necessary, pay any additional premium that may be charged therefor.

                                   ARTICLE IX

                                      Signs

      The design, size and location of Tenant sign(s) shall be approved by the Landlord. Tenant shall not install any sign(s) in locations other than as permitted by Landlord including, without limitation, any sign, symbol, advertisement, neon or other light, shade, or any other object or thing visible to public view outside of the demised premises including windows, without first obtaining Landlord's approval as to whether the same shall be so installed or placed and, if so, as to the location, number, type and appearance of each thereof, all sign(s) shall be at Tenant's sole cost and expense. Any replacement signs which Tenant may desire to erect shall first be approved in writing by Landlord. Tenant shall remove all of its signs upon expiration of the term or earlier termination and shall promptly repair any damage related to the erection or removal of said signs and restore the premises to their original condition. Tenant shall not affix any signs to the glass of any doors of the demised premises, except informational signs delineating hours of operation, unavailability of rest rooms, holiday closings and the like. The doors shall not be used for advertisement purposes.

                                    ARTICLE X

                            Assignment or Subletting

      Section 1. Consent Required. Tenant shall not have the right at any time to mortgage or assign this lease by operation of law or otherwise or sublet the demised premises or any part thereof, or grant any concession or license, without the prior written consent of Landlord (it being understood that in no event shall Landlord consent to assignment, sublease or occupancy if the same is on terms more favorable than those contained in this lease). It is mutually agreed and understood that Landlord shall be deemed reasonable in withholding its consent to any proposed assignment or subletting if:

      (a) The proposed assignment or sublease shall be for the conduct of a business which is not in keeping with the standards and the general character of the Building or neighborhood of which the demised premises form a part or is located in; or

      (b) The proposed use is different from the Permitted Use or would violate any restrictions applicable to the Building or any exclusives granted by Landlord to any other Tenant in the Building; or

      (c) The financial net worth of the proposed assignee or sublessee (after giving effect to any purchase of Tenant's business or assets, if applicable) is not at least equal to that of Tenant at the time of such assignment or at the Commencement Date of this lease (and excluding for this purpose any debt of Tenant to its shareholders), whichever is greater; or

      (d) Such other circumstances which reasonably justify Landlord in withholding its consent.

      Section 2. Right of Recapture. In the event that Tenant shall desire Landlord's consent to the subletting of the demised premises or the assignment of this lease, Tenant shall give Landlord two (2) months' prior written notice thereof. Such notice shall be deemed to be an offer by Tenant to sublet the demised premises to Landlord for the balance of the Term upon all the same terms, covenants and conditions as are contained in this lease or to assign this lease to Landlord, at Landlord's option. In the event that Landlord does not accept such offer in writing within the two (2) month' notice period, then Landlord's right to sublease the demised premises or acquire this lease by assignment shall be deemed to be waived, but nothing herein contained shall be deemed to be a consent by Landlord to any subletting or assignment unless Landlord delivers to Tenant its written consent thereto. Notwithstanding Landlord's consent on any one occasion, the right to recapture as aforesaid shall apply to any further subletting or assignment.

      Section 3. Form of Sublease Agreement. Upon receiving Landlord's written consent to a proposed assignment or subletting, a duly executed copy of the assignment or sublease shall be delivered to Landlord within ten (10) days after execution thereof. Any sublease shall provide that the sublessee shall comply with all applicable terms and conditions of this lease to be performed by Tenant hereunder. Any assignment of lease shall contain an assumption by the assignee of all the terms, covenants and conditions of this lease to be performed by Tenant hereunder. No assignment or subletting shall be deemed to release Tenant from any of its obligations under this lease.

      Section 4. No Profit. In the event any assignment or sublease to which Landlord has consented to results at any time in the payment to Tenant of rent and other sums in an amount per square foot of the portion of the demised premises subject to such assignment or sublease greater than the rent and other sums payable hereunder per square foot of the demised premises, Tenant shall remit to Landlord all such excess, after subtracting Tenant's reasonable costs of such subleting which will be determined prior to subleting.

                                   ARTICLE XI

                                  Subordination

      Section 1. Subordination. The Tenant shall from time to time upon request of the Landlord, subordinate this lease to any existing and/or future Mortgage heretofore or hereafter placed upon the demised premises or the parcel of which the demised premises are a part and to any renewal, modification, replacement or extension of such Mortgage and to any and all advances made or to be made thereunder, provided that the forgoing shall be conditioned upon the holder of such mortgage granting a non-disturbance agreement to Tenant in form and substance reasonably satisfactory to Tenant.

      Section 2. Attornment. At the option of the holder of any Mortgage, Tenant shall attorn to and recognize as Landlord's hereunder such holder or successor. Upon such attornment this lease shall continue in full force and effect as a direct lease between Tenant and such holder except that such holder shall not be
(i) liable for any previous act or omission by Landlord under this lease, (ii) subject to any off-set of rent which shall thereunto have accrued to Tenant against Landlord, (iii) bound by any previous modification of this lease not expressly provided for herein, or (iv) bound by any previous prepayment of Rent for a period greater than sixty (60) days unless such modification or prepayment shall have been expressly approved in writing by such holder or successor.

      Section 3. Definition of "Mortgage". For purposes hereof the term "Mortgage" shall mean any real estate mortgages, ground leases, deeds of trust or any other security agreements or indentures affecting the Building; the term "Mortgagee" shall mean the holder of any such Mortgage or a successor thereto.

      Section 4. Estoppel Letters. Tenant will, upon ten (10) days prior written request by Landlord or any Mortgagee, execute and deliver to such party (a) an Estoppel Letter in form reasonably satisfactory to all parties and/or (b) a copy of any notice of default delivered by Tenant to Landlord.

                                   ARTICLE XII

                                    Self Help

      If the Tenant shall default in the performance or observance of any agreement or condition in this lease and shall not cure such default within thirty (30) days after notice from Landlord specifying the default (or shall not within said period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence) Landlord may, at its option, without waiving any claim for breach of agreement, at any time thereafter cure such default for the account of Tenant, and make all necessary payments in connection therewith, including but not limiting the same to reasonable counsel fees, costs or charges of or in connection with any legal action which may have been brought, and any amount paid by Landlord in so doing shall be deemed paid for the account of Tenant and Tenant agrees to reimburse Landlord therefor with interest thereon at the rate of two (2%) percent per month, such sums payable by Tenant to Landlord to be deemed Additional Rent; provided that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period but after notice to Tenant, upon the request of the holder of any Mortgage on the Building or if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the real estate or Landlord's interest therein, or to prevent injury or damage to persons or property.

                                  ARTICLE XIII

                              Damage by Fire, Etc.

      Section 1. Duty to Repair. If the premises should be damaged during the Term by fire or other casualty covered by the usual extended coverage carried by Landlord pursuant to Article VIII, Section 5 hereof, Landlord shall (except as hereinafter provided) repair the same.

      Section 2. Right to Terminate. If, however, the demised premises or the Building should be damaged or destroyed:

      (a) by fire or other casualty covered by the usual extended coverage carried by Landlord (i) to the extent of fifty (50%) percent or more of the cost of replacement of either thereof, or (ii) so that fifty (50%) percent or more of the Gross Leasable Area contained in either thereof shall be rendered untenantable; or

      (b) by any casualty other than those covered by standard fire and extended coverage insurance policies; or

      (c) the demised premises shall be damaged in whole or in part during the last two years of the Term or, if the Term is extended, during the last two years of the Term as extended; or

      (d) if Landlord's insurer shall refuse, for any reason, to settle a covered claim; or

      (e) If any Mortgagee shall require that the insurance recovery arising from the damage or destruction be applied against the principal balance due on such Mortgage; then, in any event, Landlord may, at its option, either terminate this lease or elect to repair the demised premises, and Landlord shall notify Tenant as to its election within ninety (90) days after the settlement of the casualty loss with the insurer, (or refusal by the insurer to settle) or the occurrence of the damage in the event of an uninsured casualty. If Landlord elects to terminate this lease, the Term hereof shall end at the end of the calendar month in which such election is made. If Landlord does not elect to terminate this lease, then Landlord shall perform such repairs and rebuilding as constitutes Landlord's Work and Tenant shall perform such repairs and rebuilding as constitutes Tenant's Work, and the Term shall continue without interruption and this Lease shall remain in full force and effect.

      Section 3. Rent Abatement. If this lease is not terminated as provided, then from and after such damage and until the demised premises are restored as above provided, the Fixed Minimum Rent reserved herein shall abate, either wholly or proportionately, according to the extent that the demised premises have been rendered untenantable by such damage or destruction and an appropriate proportionate adjustment shall be made.

                                   ARTICLE XIV

                                 Eminent Domain

      Section 1. Taking of Premises. If the fee in the whole or any part of the demised premises shall be taken for any public or any quasi-public use under any statute or by right of eminent domain, or by conveyance to such public or quasi-public authority in liew thereof, then Landlord or Tenant may terminate this lease as of the date that title shall be so taken.

      Section 2. Award. All compensation awarded or paid upon a total or partial taking of the demised premises including the value of the leasehold estate created hereby shall belong to and be the property of Landlord without any participation by Tenant; provided, however, that nothing contained herein shall be construed to preclude Tenant, at its sole cost and expense, from independently prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, and/or depreciation to, damage to, and/or cost of removal of, and/or for the value of stock and/or trade fixtures, furniture and other personal property belonging to Tenant; provided. however, that no such claim shall diminish or otherwise adversely affect Landlord's award or the awards of any and all Mortgagees having any interest in the demised premises.

      Section 3. Right to Terminate. In the event that any portion of the Building other than the demised premises shall be taken for any public or quasi-public use under any statutes or right of eminent domain or by private purchase in lieu thereof, then Landlord or Tenant may, at its option, and within one hundred eighty (180) days thereafter, upon written notice to Tenant, terminate this lease.

      Section 4. Rent Abatement. From and after the date on which the Tenant is required to vacate the portion of the demised premises so taken, a just proportion of the Fixed Minimum Rent reserved herein according to the nature and extent of the taking, shall be abated until the demised premises are restored to such condition that the Tenant can commence business therein, and from and after the date on which the Landlord shall restore the demised premises in the manner above provided the Fixed Minimum Rent shall be reduced in the proportion that the floor area of the portion so taken bears to the floor area of the demised premises and in such event an appropriate proportionate adjustment shall be made to Base Sales.

                                   ARTICLE XV

                                     Default

      If Tenant shall fail to perform any obligation hereunder and such failure shall continue for ten (10) days after notice in payment of Rent, or in the observance of any covenants set forth in Article V, Section 3(g), or Article VIII Sections 3 or 4 above, or for thirty (30) days after notice of default in the case of any other obligation (or shall not within such thirty-day period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence), or if the estate hereby created shall be taken on execution or other process of law, or if the Tenant shall be declared bankrupt or insolvent according to law, or if the Tenant hereof shall make or offer to make, in or out of bankruptcy, a composition with the Tenant's creditors, or if the Tenant hereof shall make an assignment for the benefit of its creditors, or if a receiver, trustee or other officer shall be appointed to take charge of all or any substantial part of the Tenant's property by a court, or if a petition shall be filed by or against the Tenant under the Bankruptcy Code or for liquidation or adjudication of Tenant under any provision of the Bankruptcy Code, and the same, if filed against but not by Tenant shall not be dismissed within thirty (30) days after the date on which it is filed, then and in any of the said cases, notwithstanding any prior waivers or consent, the Landlord shall have, in addition to any other remedy under State or Federal law, the cumulative rights to:

      (a) immediately or at any time thereafter, terminate this lease by notice in writing forthwith, or on a date stated in this notice;

      (b) with process of law, enter into and upon the demised premises, repossess the same and expel the Tenant and those claiming through or under the Tenant and remove its and their property and store the same at the expense and risk of the Tenant or of such person, and, if the Landlord so elects, may sell such property at public auction or private sale and apply the net proceeds after deduction of reasonable costs to the payment of all sums due to the Landlord hereunder, and pay over the balance, if any, to the Tenant subject to any written agreement that directs the disposition of the personal property otherwise;

      (c) require Tenant to pay to Landlord (i) in equal monthly installments, in advance, sums equal to the Rent or, if the demised premises have been relet, sums equal to the excess of the rent herein provided for over the sums actually received by the Landlord from such reletting or (ii) a lump sum which, at the time of such termination represents the net present value of the amount by which the then rental value of the demised premises is less than the aggregate rent herein provided for the residue of the Term; and, in addition thereto, any expenses incurred by the Landlord as a consequence of such default or in such reletting, including but not limited to, attorneys' fees, brokers' fees and expenses of repairing, and putting the demised premises in good order and condition, for re-rental, such sums being payable as liquidated damages for the unexpired term hereof. For the purpose of computing damages to Landlord due to loss of Additional Rent subsequent to termination, Additional Rent of the demised premises during the three prior Percentage Rent Years of the term (or such lesser number of Years as shall theretofore have expired).

      (d) In the event that the Tenant defaults in payment of either fixed minimum rent or additional rent (as defined above) on two occasions, then in that event, said default shall, at Landlord's option, be deemed non-curable. A charge of $25.00 shall be paid to Landlord for any returned checks and payment thereafter shall be by certified check.

                                   ARTICLE XVI

                              Surrender of Premises

      Section 1. Surrender. The Tenant shall at the expiration or earlier termination of this lease remove its goods and effects and peaceably yield up the demised premises broom clean and in good working order, repair and condition, reasonable wear and tear excepted, and Tenant shall repair any injury done to the demised premises or the Building by the installation or removal of the Tenant's Moveable Trade Fixtures.

      Section 2. Fixtures. All additions, improvements and fixtures which may be made or installed by either the Landlord or the Tenant and which are not Moveable Trade Fixtures, shall remain upon the demised premises at the expiration or earlier termination of this lease. However, the Landlord, upon termination of this lease may require the Tenant to restore the demised premises to its condition at the commencement of this lease, in whole or in part.

      Any Moveable Trade Fixtures shall remain the property of the Tenant and shall be removed by the Tenant from the demised premises prior to the expiration or earlier termination of this lease. In the event Tenant fails to remove said fixtures as of the expiration or earlier termination they shall be deemed abandoned and may be disposed of by Landlord in any way it sees fit, at the Tenant's expense.

      Section 3. Holding Over. If the demised premises be not surrendered at the expiration or earlier termination of this lease, then Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the demised premises, including without limitation, any claims founded on such delay made by any succeeding Occupant of the demised premises or any part thereof, and Tenant shall be liable to Landlord for legal fees, costs and expenses incurred by Landlord in obtaining possession of the demised premises.

In addition, Tenant shall pay to Landlord, as liquidated damages and not as a penalty, an amount equal to two times the Rent due for the period of such occupancy. Nothing in this section shall be construed to permit such holding over.

                                  ARTICLE XVII

                                Security Deposit

      Section 1. Security Deposit. Simultaneous with the execution and delivery of this lease, the Tenant will have delivered to the Landlord the Security Deposit. Said sum shall be held by Landlord, without interest, as security for the full and timely performance of the Tenant's obligations under the terms of this lease. In the event that Tenant defaults in respect of any of its obligations hereunder, Landlord shall have the right to apply the whole or any portion of the security deposit toward payment of any amount in default or in reduction of any damages Landlord might incur as a result of said default and such use or application by Landlord shall be without prejudice of any other remedy Landlord may have under this lease or otherwise at law or in equity. If Landlord applies the security deposit or any portion thereof as aforesaid, Tenant shall, upon Landlord's request, promptly replace the amount applied in order to restore the security deposit to its original amount.

any, of the Security Deposit may be retained by Landlord in partial liquidation of Landlord's damages.

      Section 3. Transfer of Deposit. Landlord may deliver the Security Deposit to the purchaser of Landlord's interest in the demised premises in the event that such interest be sold or transferred and thereupon Landlord shall be discharged and released from all further liability with respect to the Security Deposit or the return thereof to Tenant, and Tenant agrees to look solely to the new Landlord for the return of the Security Deposit, and this provision shall also apply to any subsequent transferees. No Mortgagee shall be responsible for the Security Deposit, unless such Mortgagee shall have actually received the Security Deposit.

      Section 4. Return of the Security Deposit. In the event Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this lease and pay all Rent and other charges and sums payable by Tenant to Landlord, the Security Deposit shall be returned to Tenant within Ninty (90) days following the date of the expiration or sooner termination of the Term and the surrender of the demised premises by Tenant in compliance with the provisions of this lease.

                                  ARTICLE XVIII

                                     Notices

      Any notice relating to this lease shall be deemed to be duly given if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the Landlord at the Landlord's Mailing Address or to the Tenant at Tenant's Mailing Address or to such other address designated in a notice given as herein provided. The foregoing shall not be deemed to preclude the giving of written notice hereunder in any other manner, in which case the notice shall have been deemed to have been given when actually received by the party for whom designated.

                                   ARTICLE XIX

                            Miscellaneous Provisions

      Section 1. Waiver. No consent or waiver express or implied, by the Landlord to or of any breach in the performance by the Tenant of its agreements hereunder shall be construed as a consent or waiver to or of any other breach in the performance by the Tenant of the same or any other covenant or agreement. No acceptance by the Landlord of any rent or other payment hereunder, even with the knowledge of any such breach, shall be deemed a waiver thereof nor shall any acceptance of rent or other such payment in a lesser amount than is herein required to be paid by the Tenant, regardless of any endorsement on any check or any statement in any letter accompanying the payment of the same, be construed as an accord and satisfaction or in any manner other than as a payment on account by the Tenant. No reference in this lease to any sublessee, licensee or Concessionaire, or acceptance by the Landlord from other than the Tenant of any payment due hereunder shall be construed a consent by the Landlord to any assignment or subletting by the Tenant, or to give to the Tenant any right to permit another to occupy any portion of the demised premises except as herein expressly provided. No waiver by the Landlord in respect of any one Tenant shall constitute a waiver with respect to any other Tenant. Failure on the part of the Landlord to complain of any action or non-action on the part of the Tenant or to declare the Tenant in default, no matter how long such failure may continue shall not be deemed to be a waiver by the Landlord of any of its rights hereunder.

      Section 2. Partial Invalidity. If any provision of this lease shall be to any extent invalid or unenforceable, the remainder of this lease shall not be affected thereby.

      Section 3. Quiet Enjoyment. Landlord agrees that upon Tenant's paying the Rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the demised premises during the term of this lease without hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the rights of holders of present and future Mortgages, and to the terms and provisions of this lease.

      Section 4. Binding Effect. This lease shall be binding upon and inure to the benefit of said respective parties, their legal representatives, successors and permitted assigns; provided, however, that the term "Landlord" as used in this lease means only the owner for the time being of the land of which the demised premises form a part, so that in the event of any sale or sales of such land and demised premises or of said lease the Landlord shall be and hereby is entirely released of all covenants and obligations of the Landlord hereunder.

      Section 5. Entire Agreement. This lease shall constitute the only agreement between the parties relative to the demised premises and no oral statements and no prior written matter not specifically incorporated herein shall be of any force or effect. In entering into this lease, the Tenant relies solely upon the representations and agreements contained herein. This agreement shall not be modified except by writing executed by both parties.

      Section 6. Force Majeure. The Landlord shall not be liable for a delay or failure in the commencement, performance or completion of any of its obligations hereunder where such delay or failure is attributable to strikes or other labor conditions, inability or difficulty in obtaining materials or services, wars, delays due to the weather, or other cause beyond the reasonable control of the Landlord and in no event shall the Landlord be liable for incidental or consequential damages.

      Section 7. No Personal Liability. In the event of a breach or default by Landlord of any of its obligations under this lease, Tenant covenants and agrees to look solely to the equity of the Landlord in the Building for the satisfaction of Tenant's remedies, and it is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions, warranties and obligations of this lease shall in no event exceed the loss of such equity interest.

      Section 8. Brokerage. Tenant warrants and represents that it has not dealt with any broker other than Nordbloom in connection with the consummation of this Lease and in the event of any brokerage claims by any broker against Landlord predicated upon prior or other dealings with Tenant, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim. All brokerage fee's will be paid by the Landlord.

      Section 9. When Lease Becomes Binding. Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the demised premises and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant.

      Section 10. Payments Not To Be Withheld. Tenant shall not delay or withhold payment of Operating Costs, Impositions or any other payment to be made by Tenant under this lease because of any dispute as to the amount or computation thereof, and Landlord shall refund any overpayment found to be owing to Tenant upon the resolution of said dispute.

      Section 11. Manager's Responsibility. Tenant will require its Plant Manager to read this Lease and be familiar with its requirements and obligations.

      IN WITNESS WHEREOF, the parties hereto have set their hands and seals hereto on the day and year first above written.

Witness for Landlord:

                                          /s/ Robert A. Finlayson
------------------------------            ------------------------------
Witness to both                           Robert A. Finlayson - Landlord


Witness for Tenant:

                                          By: /s/ Jeffrey A. Bernfeld
------------------------------                --------------------------
Witness to both                               its Vice President - Tenant
                                                   Jeffrey A. Bernfeld
                                                   Vice President and
                                                     General Counsel

                                          By: /s/ Lee C. Steele
                                              --------------------------
                                              its Treasurer - Tenant
                                              Lee C. Steele

                                    EXHIBIT A

                                [GRAPHIC OMITTED]

                                SITE PLAN OF LAND
                                       IN
                                BILLERICA, MASS.
                       PL. 96 [ILLEGIBLE] 167 MANNING ROAD
                        PREPARED FOR: SATELLITE BUILDERS
                       SCALE: 1"=30' AUGUST 9, [ILLEGIBLE]
                        FLEMING, BIENVENU & ASSOC., INC.
                              ENGINEERS & SURVEYORS
                                BILLERICA, MASS.

                                     [SEAL]

                                     LEGEND

             [GRAPHIC OMITTED] REGULAR AUTO PARKING - [ILLEGIBLE]
             [GRAPHIC OMITTED] HANDICAP AUTO PARKING - [ILLEGIBLE] [GRAPHIC OMITTED] PAVED
             [GRAPHIC OMITTED] GRAVEL W/PEASTONE COVER

                                    SUBLEASE

      THIS SUBLEASE ("Sublease") is made on this 16th day of May, 2000 by and between American Science and engineering, Inc., a Massachusetts corporation with an address of 829 Middlesex Turnpike, Billerica, MA 01821 (hereinafter called "Sublessor"), and Starpoint Billerica, Inc., a Massachusetts corporation with an address of 30 Manning Road, Billerica MA, 01821 (hereinafter called "Sublessee").

      Reference is made to a Lease dated January 1, 1998 between Sublessor, as "Tenant," and Robert A. Finlayson, an individual (hereinafter called "Prime Landlord") (the "Prime Lease"), for certain premises consisting of approximately 12,686 leasable square feet of space within the building located at 30 Manning Road, Billerica, MA, as more particularly and legally described in the Prime Lease ("Premises").

      WHEREAS, the Sublessor and Sublessee have agreed that Sublessor will sublet to Sublessee the entire Premises for a term commencing on May 15, 2000 and ending on January 30, 2003, unless extended or sooner terminated as set forth below, subject to the terms and conditions hereinafter set forth;

      WHEREAS, Sublessor and Sublessee hereby execute and deliver this Sublease, subject to receipt of Prime Landlord's written consent hereto,

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which arc hereby acknowledged and for the mutual covenants contained herein, the parties hereby agree to incorporate the foregoing recitals by reference as if fully set forth herein and as follows;

      1.    Condition Precedent: Term.

            (a) A condition precedent to the effectiveness of this Sublease is the written consent of the Prime Landlord to this Sublease.

            (b) Sublessor leases to Sublessee, and Sublessee leases from Sublessor, the Premises, together with the exclusive right to use one (1) loading dock and one drive-in door and the non-exclusive right, in common with others, to use any rights appurtenant thereto, as set forth in the Prime Lease, for a Term commencing on May 15, 2000 ("Commencement Date") and ending on January 30, 2003, the day before the last day of the current term under the Prime Lease, unless extended as set forth below ("Expiration Date"). Sublessee shall have no option to extend the term of this Sublease beyond January 30, 2003.

            (c) Upon the expiration of earlier termination of this Sublease, Sublessee shall surrender the Premises in the same broom clean and in good order, repair and condition, ordinary wear and tear excepted. At its sole cost and expense. Sublessee shall repair any damage to the Premises caused by Sublessee's use thereof, or by the removal of Sublessee's property therefrom.

      2. Fixed Minimum Rent. Sublessee shall pay to Sublessor Fixed Minimum Rent in the amount of Seventy-Six Thousand One Hundred Sixteen and No/100 Dollars ($76,116.00) per year ($6,343.00 per month, $6.00 per leasable square foot). Fixed Minimum Rent shall be payable to Sublessor, partial months to be prorated on a daily basis, on the first (1st) day of each month in advance by check drawn on a domestic bank, and shall be paid without prior demand therefor and without any deduction or setoff whatsoever. Upon execution hereof, Sublessee shall pay to Sublessor the first two weeks installment of Fixed Minimum Rent.

      3. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof the amount of Twelve Thousand Six Hundred Eighty Six Dollars ($12,686) as security for Sublessee's faithful performance of Sublessee's obligations hereunder. Should the entire Security Deposit, or any portion thereof, be applied by Sublessor in accordance with the provisions hereof, Sublessee shall forthwith upon demand pay to Sublessor an amount sufficient to restore such Security Deposit to the amount thereof prior to such application to cure Sublessee's default. Sublessor shall have the same rights and remedies for the non-payment by Sublessee of any amounts due on account of the Security Deposit as Sublessor has hereunder for failure of the Sublessee to pay the Fixed Minimum Rent, Additional Rent and other charges (collectively, "Rent"). Provided that Sublessee is not then in default, Sublessor shall return the Security Deposit or so much thereof as shall not have previously been applied in accordance with the provisions of this Sublease, to Sublessee within ninety (90) days following the expiration or earlier termination of the Sublease and performance by Sublessee of all of the obligations of Sublessee to be performed hereunder, including, without limitation, the surrender of the Premises in compliance with the provisions hereof and the payment of all amounts to be paid by Sublessee.

      4. Additional Rent - Operating Expenses and Impositions. Sublessee agrees to pay to Sublessor, as Additional Rent hereunder and without any deduction or setoff whatsoever, 100% of Sublessor's Pro-Rata Share of Operating Expenses and Impositions (as those terms are defined in the Prime Lease) payable by Sublessor pursuant to Section 3 of the Prime Lease. Sublessor shall provide Sublessee with all documentation furnished to Sublessor by Prime Landlord under the Prime Lease with respect to Operating Expenses and Impositions, Sublessee shall make monthly payments to Sublessor on account of Prime Landlord's estimation of Sublessor's Pro-Rata Share of Operating Expenses and impositions due under Section 3 of the Prime Lease in the same manner and at the same time as Fixed Rent is paid hereunder.

      5. Sublessee Obligations Under Prime Lease. During the term of this Sublease and for so long as the Prime Lease remains in full force and effect, Sublessee agrees to perform, fulfill, and observe all of the covenants, agreements, obligations, conditions, representations, warranties, terms and provisions imposed upon Sublessor, as Tenant, under the Prime Lease with respect to the Premises, except for the covenants and agreements of Sublessor set forth therein with respect to the payment of Fixed Minimum Rent, Additional Rent and other charges to Prime Landlord. Sublessee agrees to defend, indemnify and hold Sublessor harmless from and against all claims, liabilities, losses and damages of any kind whatsoever which Sublessor may incur by reason of Sublessee's failure to perform, fulfill or observe any of the covenants or agreements set forth herein or the applicable provisions set forth in the Prime Lease.

      6. Use. Sublessee shall use the Premises for general office, warehousing and distribution of documents and for no other purpose. Sublessee shall have the right to utilize any existing racking in the Premises during the Term; provided however Sublessee shall repair any damage thereto in connection with such use at Sublessee's sole cost and expense.

      7. Condition of Premises. Sublessor shall deliver the Premises to Sublessee on the Commencement Date in broom clean condition, free and clear of other tenants and personal property except as may be otherwise agreed to by the parties. Sublessee is satisfied with the condition of the Premises, and hereby accepts the Premises in their "AS IS" condition, in the same condition as they are in on the date hereof, reasonable wear and tear excepted, without representations or warranties of any kind. Sublessor shall have no obligation to repair, maintain or replace any portion of the Premises.

      8. Utilities. Sublessee shall be responsible to pay the costs of all utilities consumed by Sublessee at the Premises, including without limitation the costs of electricity, gas, water and sewer charges, directly to the applicable service provider.

      9. Subordinate to Prime Lease. This Sublease and all of its terms, covenants, representations, warranties, agreements and conditions are in all respects subject and subordinate to the Prime Lease, which Prime Lease (in redacted form) has been submitted to and examined by Sublessee. Sublessee acknowledges notice and full knowledge of all of the terms, covenants and conditions of the Prime Lease. In the event of any inconsistency between the provisions of this Sublease and the Prime Lease, Sublessee agrees that it shall be bound by the stricter provision. (A redacted copy of the Prime Lease is attached hereto as Exhibit A. Capitalized terms which are defined in the Prime Lease and are not otherwise defined herein shall have the same meanings as in the Prime Lease.)

      10. Prime Lease. The terms and conditions of the Prime Lease are hereby incorporated by reference and made a part hereof, meaning that, as applicable, references to "Tenant" therein shall be deemed to be "Sublessee" hereunder, references to "Landlord" therein shall be deemed to be "Sublessor" hereunder, and such other terms shall be deemed modified as may be appropriate in the given context, provided
            (i) Prime Landlord shall continue to have all rights set forth in the Prime Lease (notwithstanding the fact that Sublessor shall also have the same rights under this Sublease), and (ii) Sublessor shall not be deemed to have assumed any of the obligations of Prime Landlord as a result of the incorporation of the Prime Lease, Sublessor shall promptly pay to Prime Landlord all amounts owed by it under the Prime Lease, and shall otherwise perform its obligations under the Prime Lease not transferred to Sublessee pursuant to this Sublease. If pursuant to
            Article XV of the Prime Lease, Prime Landlord notifies Sublessor that it is in default as Tenant under the Prime Lease, Sublessor agrees to deliver to Sublessee promptly a copy of such notice of default. If Sublessor is in default under the Prime Lease, and all cure periods have expired, Sublessee shall have the right, but not the obligation, to cure Sublessor's default.

      11. Termination. This Sublease shall terminate upon the expiration or termination of the Prime Lease for any reason whatsoever, without any liability therefor on the part of Sublessor to Sublessee with the same force and effect as if the date of such termination had been provided expressly in this Sublease as the day of the expiration hereof. Sublessee shall be released from all covenants, agreements, obligations, conditions, representations, warranties, terms and provisions under the Prime Lease upon termination of the Prime Lease as a result of a breach thereof by Sublessor unless such breach shall first arise as a result of Sublessee's breach of its obligations hereunder.

      12. Services. Notwithstanding any provision of this Sublease to the contrary, the only services and rights with respect to the Premises to which Sublessee is entitled hereunder (other than those for which Prime Landlord and Sublessee contract separately) are those to which Sublessor is entitled under the Prime Lease, and for all such services and rights, Sublessee will look solely through Sublessor to Prime Landlord under the Prime Lease. The failure of the Prime Landlord to perform its obligations under the Prime Lease shall not be deemed a default by Sublessor under this Sublease and Sublessee shall not have the right to terminate this Sublease unless Sublessor elects to terminate the Prime Lease. Except to the extent due to the gross negligence or willful misconduct of Sublessor, Sublessor shall have no liability for interruption of services provided to the Premises. Sublessee shall promptly pay all costs charged by Prime Landlord to Sublessee for any services provided outside the terms of the Prime Lease.

      13. Personal Property Taxes. Sublessee shall be solely responsible for the payment prior to delinquency of all personal property taxes, assessments and other similar fees or charges attributable to Sublessee's equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises.

      14. Insurance. Sublessee shall, throughout the term of this Sublease, at its own expense, keep and maintain in full force and effect the insurance policies required under Article VIII, Sections 3 and 4 of the Prime Lease and otherwise in accordance with the terms thereof. In addition, Sublessee shall name Sublessor and Prime Landlord as additional insureds on all liability policies carried by Sublessee. Sublessee shall submit certificates of insurance to Sublessor on or before the Commencement Date evidencing that the requirements of this Section 14 have been met.

      15. Release; Waivers of Subrogation. Sublessor and Sublessee each hereby waives on behalf of itself and its property insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action against the other, its agents, officers, servants, partners, shareholders, or employees for any loss or damage that may occur to the Premises or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause of origin, which is insured against under any property insurance policy actually being maintained from time to time, even if not required hereunder, or which would be insured against under the terms of any insurance policy required to be carried or maintained hereunder, whether or not such insurance coverage is actually being maintained by Sublessee and regardless of the cause or origin, including, in every instance, negligence by the other party hereto, its agents, officers, partners or employees. Sublessor and Sublessee each agrees to cause appropriate clauses to be included in its property insurance policies necessary to implement the foregoing provisions.

      14. Enforcement of Prime Lease. Sublessor hereby agrees that if Sublessee shall give Sublessor a written notice claiming that Prime Landlord is not performing, fulfilling or observing Prime Landlord's covenants, agreements and obligations contained in the Prime Lease, setting forth with reasonable specification and detail the nature of such non-performance, and requesting Sublessor to seek performance by Prime Landlord, Sublessor will, with reasonable promptness, request Prime Landlord to so perform, fulfill or observe Prime Landlord's covenants, agreements and obligations contained in the Prime Lease, and shall to the extent necessary but at Sublessee's sole cost and expense institute an action to compel such performance, but shall not be liable to Sublessee for any continued failure by Prime Landlord to perform or observe its covenants, agreements and obligations contained in the Prime Lease.

      15. Payments by Sublessor. Sublessee shall not be entitled to any payment from Sublessor under this Sublease unless a similar payment of equal amount is made by Prime Landlord under the Prime Lease to Sublessor. Sublessee shall not be entitled to any deduction under this Sublease from Rent herein unless and until a similar deduction in equal amount is allowed and made under the Prime Lease by Prime Landlord to Sublessor.

      16. Limitation of Sublessor's Liability. Sublessor shall not be liable to Sublessee in damages or otherwise for any breach by Prime Landlord under the Prime Lease or those claiming under Prime Landlord of any of the covenants, agreements, conditions, representations, warranties, terms or provisions of the Prime Lease. Without limiting the generality or application of the foregoing, Sublessee agrees for itself and each succeeding holder of the Sublessee's interest, or any portion thereof, that any judgment, decree, or award obtained against Sublessor or any succeeding owner of Sublessor's interest which is related to this Sublease, the Prime Lease, the Premises, or Sublessee's use or occupancy of the Premises or any related land, whether at law or in equity, shall be satisfied out of Sublessor's leasehold interest in the Premises, and further agrees to look only to such assets and to no other assets of Sublessor for satisfaction, and in no event shall any trustee, partner, officer, director, employee or agent of Sublessor have any liability with respect to any such claim.

      17. Compliance with Insurance. Sublessee shall not do, or suffer to be done, or keep, or suffer to be kept, or omit to do, in, upon or about the Premises, anything which may prevent the obtaining of any insurance on the Premises or which may make void or voidable such insurance. If anything should be kept upon or omitted to be done, in, upon or about the Premises which shall create any extra premium for or increase in the rate of any such insurance, Sublessee will pay the increased cost of the same to Sublessor upon demand.

      18. Default Under Sublease or Prime Lease. (a) If Sublessee shall default in the performance of any of the terms and conditions, covenants, representations or warranties contained in the Prime Lease for which it is responsible pursuant to the Sublease or as set forth herein, Sublessor shall send written notice of such default to Sublessee, provided Sublessee shall have no notice or grace period with respect to Sublessee's failure to pay Rent, If Sublessee fails to pay Rent or any other monetary amounts within seven (7) days of when due, or if the non-monetary default specified in such notice shall continue and not be cured at the expiration of twenty (20) days from the date of giving such notice, or if the same cannot be cured within twenty (20) days, or within such additional period as would be required if cure were commenced immediately and diligently pursued to completion, then upon the expiration of the applicable grace period, such shall constitute a "Sublessee Event of Default." Upon the occurrence of a Sublessee Event of Default, Sublessor shall have the right by written notice to Sublessee to terminate the Sublease, in which event, the Sublease shall terminate and expire with the same force and effect as if said date was specified herein as the termination date of this Sublease, or, upon notice of Sublessor to Sublessee, Sublessor may itself cure such default (and shall be entitled to full reimbursement from Sublessee, payable within ten (10) days of receipt of an invoice therefor, of its reasonable costs incurred in connection therewith), and in either event, Sublessor shall have all other rights and remedies against Sublessee in the case of a Sublessee Event of Default provided to Prime Landlord in the Prime Lease in the case of a default by Tenant thereunder. In addition, in the case of any default, Sublessor may without further notice (i) re-enter the Premises, either by force or otherwise; (ii) dispossess Sublessee or other occupants; (iii) remove Sublessee's property; and (iv) hold the entire Premises as if this Sublease had not been made; and Sublessee hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

            (b) In the case of any Sublessee Event of Default, re-entry or otherwise, (i) the Rent and any other monetary amounts owing shall become due thereupon and shall be paid up until the tune of such re-entry, dispossession and/or expiration together with such reasonable expenses as Sublessor may incur for legal expenses, attorneys' fees, brokerage and/or putting the Premises in good order, or for preparing the same for re-rental; and (ii) Sublessee or its successors shall pay to Sublessor as liquidated damages for the failure of Sublessee to observe and perform its covenants herein contained any deficiency between the Rent herein reserved and the net amount, if any, of the rents collected on account of the re-letting of the Premises for each month of the period which would otherwise have constituted the remainder of the Term hereof. Sublessor. at its option, may make alterations, repairs, or replacements in the Premises as Sublessor deems reasonably necessary in order to re-sublet the Premises. Sublessee hereby expressly waives any and all rights of redemption in the event Sublessee is evicted or dispossessed.

            (c) Sublessee hereby acknowledges that late payment by Sublessee to Sublessor of Rent and other sums due hereunder will cause Sublessee to incur costs not contemplated by this Sublease, the exact amount of which will be extremely difficult to ascertain. Accordingly, if Sublessor has not received any payment of Rent when due hereunder, Sublessee shall pay to Sublessor a late charge in the amount of $500.00 for each and every late payment, which is agreed to represent a reasonable estimate of the deliquency costs incurred by Sublessor. In addition, any installment of Rent not paid within seven (7) days of when due hereunder shall bear interest from the due date of such installment to the date paid in full at the default interest rate specified in Article III, Section 4 of the Prime Lease. Acceptance of such late charge or default interest, or both, by Sublessor shall in no event constitute a waiver of Sublessee's default with respect to such overdue amount, not prevent Sublessor from exercising any of the other rights and remedies granted hereunder.

            (d) If Sublessee fails to perform Sublessee's obligations under this Sublease, Sublessor may at its option, but shall not be required to, enter upon the Premises if necessary, after seven (7) days' prior written notice to Sublessee, and perform such obligations, and the cost thereof together with interest thereon at the rate of eighteen percent (18%) per annum shall become due and payable as additional rent to Sublessor together with Sublessee's next installment of Rent.

      19. Alterations. Notwithstanding anything to the contrary contained in the Prime Lease, Sublessee shall not make any alterations or modifications to the Premises without the prior written consent of Sublessor, which consent may be given or withheld in Sublessor's sole discretion. Any alterations permitted hereunder shall be made at Sublessee's sole cost and expense, subject to the terms and conditions applicable to the making of alterations to the Premises set forth in the Prime Lease, including without limitation the insurance required in Article IV, Section 2(b) of the Prime Lease.

      20. Signs. Notwithstanding anything to the contrary contained in the Prime Lease, Sublessee may not place any signs on the exterior of the Premises or any window or door signs without Prime Landlord's and Sublessor's prior written consent.

      21. Bankruptcy - Receivership. Sublessee agrees that if Sublessee shall make any assignments for the benefit of creditors or shall be adjudged bankrupt, or if a receiver is appointed for Sublessee, its assets, or Sublessee's interest under his Sublease, and if the appointment of such receiver, if involuntary, is not vacated within thirty (30) days, or if Sublessee shall file or have filed against it a petition under any of the provisions of the U. S. Bankruptcy Code or any amendment thereof, and such petition, if involuntary, is not vacated within thirty (30) days, then Sublessor may, upon giving Sublessee ten (10) days notice, terminate this Sublease.

      22. Transfer of Interest. Notwithstanding anything in the Prime Lease to the contrary, Sublessee shall not assign this Sublease nor sublet or otherwise encumber the Premises or any part thereof without (i) the prior written consent of Sublessor and (ii) the prior written consent of Prime Landlord if required under the Prime Lease, it being agreed and acknowledged that the consent of Sublessor or Prime Landlord to an assignment or sublet, whether express or implied, shall not be deemed a consent to any future assignment or sublet, or a waiver of the requirement to obtain such consent. An assignment shall be deemed to include, without limitation, any transfer of Sublessee's interest in the Sublease by operation of law, or merger or consolidation of Sublessee with or into any other corporation or entity. If any permitted assignment or sublet by Sublessee is made at a profit, 100% of said profit shall be paid to Sublessor promptly following receipt thereof. Profit shall be defined as any sums or other economic consideration received by Sublessee as a result of the assignment which exceed the sums which Sublessee is obligated to pay Sublessor under this Sublease after deducting, on a pro-rated basis, reasonable legal fees and any brokerage fee (said fees to be amortized over the length of the remaining term) incurred by Sublessee in procuring such transferee. Sublessor shall have the right to audit Sublessee's books and records during normal hours upon forty-eight (48) hours' advance written notice for the purpose of verifying Sublessee' s compliance with its obligations hereunder.

      23. Compliance with Law. Sublessee shall comply with all statutes, ordinances, rules, orders, regulations or requirements, including environmental regulations, which must be complied with due to Sublessee's operations or use of the Premises.

      24. Casualty and Condemnation. Notwithstanding any obligation Sublessor may have to rebuild or restore the premises under the Prime Lease, it is specifically understood and agreed that Sublessor shall have no obligation to Sublessee to repair or restore the Premises, whether in the event of fire or other casualty or otherwise, and Sublessor shall have no obligation to Sublessee if all or part of the Premises are taken in condemnation proceedings or by any right of eminent domain.

      25. Quiet Enjoyment. Sublessor agrees that upon Sublessee paying the Rent reserved above and performing the agreements herein contained on its part, Sublessee shall at all times during the term hereby granted peacefully and quietly have, hold and enjoy, the Premises, without any manner of suit, trouble or hindrance of or from Sublessor, its successors or assigns, subject to the terms and provisions of this Sublease and the Prime Lease.

      26.   Indemnification.

            (a) Sublessee hereby agrees to defend, indemnify and hold harmless Sublessor, its employees, agents and partners from and against all loss, cost, claims and demands of any nature whatsoever arising out of (i) the injury to or death of any person or damage to property, in, upon, or at the Premises, (ii) the injury to or death of any person or damage to property, to the extent caused by the acts or omissions of Sublessee, its employees, agents, contractors, guests, licensees or invitees during the term of this Sublease; and (iii) the breach by Sublessee of any of its covenants hereunder.

            (b) Notwithstanding any other provision of this Sublease or the Prime Lease to the contrary, Sublessor shall not be liable for any injury or damage to persons or property for such persons resulting from (i) steam, gas, electricity, water, rain, snow or leaks from any part of the Premises, (ii) pipes, appliances, plumbing works, roof, street, or sub-surface, or (iii) any other cause of any nature, unless caused by the cross negligence of Sublessor, its agents, servants or employees; provided that in no event shall Sublessor be liable for consequential or indirect damages.

      27. Subordination. Sublessee agrees to subordinate this Sublease to any existing or future mortgage, trust deed or ground lease upon request by Sublessor.

      28. Holding Over. If Sublessee remains on the Premises after the expiration of the Term or after any earlier termination provided for herein, then such holding over shall not be deemed to extend or renew the Term of this Sublease or to create any tenancy at will, but such holding over shall be as a tenancy-at-sufferance only and such holding over shall be at a Rent equal to twice the Rent hereunder, and otherwise subject to all the terms and provisions at this Sublease. In addition, Sublessee shall defend, indemnify and hold harmless Sublessor from and against all liability, damages, and claims incurred by Sublessor in connection with the holding over of Sublessee including, without limitation, any liability of Sublessor to Prime Landlord. Notwithstanding the foregoing, Sublessor may, at its option, regain possession of the Premises or any part thereof by any and all means available to Sublessor under this Sublease, the Prime Lease, at law or in equity.

      29. Brokerage Representations. Sublessor represents and warrants that it has not dealt with any broker in connection with this Sublease except Nordblom Brokerage Company, Inc. and Grubb & Ellis (collectively referred to as the "Brokers") and will defend, indemnify and hold harmless Sublessee from and against any loss or expense suffered by Sublessee as a result of such dealings with any broker other than Brokers, Sublessor shall be responsible for any and all fees due to Nordblom Brokerage Company, Inc. pursuant to a separate agreement between Sublessor and Nordblom Brokerage Company, Inc. The brokerage fee shall be shared equally by the Brokers. Sublessee represents and warrants that it has not dealt with any broker in connection with this Sublease except Brokers and will defend, indemnify and hold harmless each of Sublessor and Prime Landlord from and against any loss and expenses suffered by either of them as a result of such dealings with any broker other than Brokers.

      30. Notices. Any notice required hereunder shall be deemed to have been given if delivered Certified Mail, Return Receipt Requested, by overnight courier such as Federal Express, to:

            If to Sublessor: American Science and Engineering, Inc.
                             829 Middlesex Turnpike
                             Billerica, MA 01821
                             Attn: Ned Lewis, Esquire

            With a copy to:  Brown Rudnick Freed & Gesmer, P.C.
                             One Financial Center
                             Boston, MA 02111
                             Attn: Daniel D, Sullivan, Esquire

            If to Sublessee: Starpoint Billerica, Inc.
                             Intersection [ILLEGIBLE]
                             Chapel Hill, NC 27514-5002
                             Attn: Chris Verwoerdt

            Any party may change its address for notice by notifying the other party as aforesaid. Sublessor shall deliver to Sublessee copies of any notices from Prime Landlord which relate to the Premises.

      31. Entire Agreement. All prior understandings and agreements between the parties are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties; and this Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

      32. Binding Effect. The covenants and agreements herein contained shall bind and inure to the benefit of Sublessor and Sublessee and their respective successors and, except as otherwise provided in the Prime Lease, their assigns. This Sublease shall nor be binding upon the parties hereto until fully executed.

      33. No Partnership. Sublessor shall not be held to be a partner, joint venturer or associate of Sublessee in the conduct of its business, it being expressly understood and agreed that the relationship between the parties hereto is and at all times shall remain that of sublandlord and subtenant.

      34. Representations and Warranties. Sublessor represents and warrants that (i) the Prime Lease is now in full force and effect; (ii) to the best of its knowledge, neither Prime Landlord nor Sublessor is in default of its obligations thereunder nor has any event occurred which with the giving of notice and/or the passage of time would be a default thereunder; and (iii) subject to receipt of Prime Landlord's consent, Sublessor has the right, power and authority to sublet the Premises as provided in this Sublease. Sublessee represents and warrants that it has the right, power and authority to sublet the Premises as provided in this Sublease.

      35. Governing Law. This Sublease shall be created and enforced in accordance with the laws of the Commonwealth of Massachusetts.

      36. Severability. If any provision of this Sublease is held invalid or unenforceable with respect to any party, the remainder of this Sublease or the application of such provision to persons other then those as to whom it is held invalid or unenforceable, shall not be affected and each provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

      37. No Waiver. Any waiver by Sublessor of any breach or default in any of the terms, conditions, or covenants herein contained to be performed by Sublessee shall not be construed to constitute a waiver by Sublessor of any other breach or default in any of such terms, conditions or covenants by Sublessor.

      38. Counterparts. This Sublease may be executed in as many counterparts as may be required, and it shall not be necessary that the signature of each party, or that the signatures of all persons required to bind any party, appear on each counterpart. It shall be sufficient that the signature of each party, or that the signatures of the persons required to bind any party, appear on one or more of such counterparts. All counterparts shall collectively constitute a single agreement.

      39. Interpretation. The headings of the various sections are for convenience only and are not to be considered in construing this Sublease.

      IN WITNESS WHEREOF, the parties hereto have executed this Sublease as an instrument under seal as of the date first above-written.

                                  SUBLESSOR:

                                  AMERICAN SCIENCE AND ENGINEERING, INC.

                                  By: /s/ [ILLEGIBLE]
                                      --------------------------------

                                      its Vice President
                                      hereunto duly authorized


                                  SUBLESSEE:

                                  STARPOINT BILLERICA, INC.

                                  By /s/ [ILLEGIBLE]
                                      --------------------------------

                                      Its President
                                          --------------------
                                      hereunto duly authorized